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                            STOCK PURCHASE AGREEMENT



                                 by and between



                               INTELLIGROUP, INC.



                                       and



         THE SHAREHOLDERS OF NETWORK PUBLISHING, INC. IDENTIFIED HEREIN



                                       and



                            NETWORK PUBLISHING, INC.





                            Dated: December 21, 1998




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
                                TABLE OF CONTENTS

ARTICLE 1.  DEFINITIONS.....................................................1

     1.1    Defined Terms...................................................1

     1.2    Interpretation Provisions.......................................10

ARTICLE 2.  THE ACQUISITION.................................................11

     2.1    The Acquisition.................................................11

     2.2    Consideration...................................................11

     2.3    Taking of Necessary Action; Further Action......................13

ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF THE
SELLING SHAREHOLDERS AND THE COMPANY........................................13

     3.1    Organization....................................................13

     3.2    Capitalization..................................................13

     3.3    Ownership of Capital Stock; Title...............................14

     3.4    [Intentionally left blank]......................................14

     3.5    Authorization...................................................14

     3.6    Officers and Directors..........................................14

     3.7    Bank Accounts...................................................14

     3.8    Real Property...................................................15

     3.9    Personal Property...............................................15

     3.10   Environmental Matters...........................................16

     3.11   Contracts.......................................................16

     3.12   No Conflict or Violation; Consents..............................18

     3.13   Permits.........................................................19

     3.14   Financial Statements; Books and Records.........................19

     3.15   Absence of Certain Changes or Events............................19

     3.16   Liabilities.....................................................21

     3.17   Litigation..................................................... 22

     3.18   Labor Matters.................................................. 22

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                                TABLE OF CONTENTS

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     3.19   Employee Plans................................................. 22

     3.20   Transactions with Related Parties.............................. 22

     3.21   Compliance with Law............................................ 23

     3.22   Intellectual Property.......................................... 23

     3.23   Tax Matters.................................................... 23

     3.24   Insurance...................................................... 25

     3.25   Accounts Receivable and Accounts Payable; Unbilled Costs
            and Fees....................................................... 25

     3.26   Customers...................................................... 26

     3.27   Brokers; Transaction Costs..................................... 26

     3.28   No Other Agreements to Sell the Company or the Assets.......... 26

     3.29   Year 2000 Compliance........................................... 26

     3.30   Certain Securities Law Representations......................... 26

     3.31   NPI Name....................................................... 28

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF
INTELLIGROUP................................................................28

     4.1    Organization....................................................28

     4.2    Capitalization..................................................28

     4.3    Authorization...................................................29

     4.4    No Conflict or Violation; Consents..............................29

     4.5    Reports and Financial Statements................................29

     4.6    Absence of Certain Changes or Events............................30

     4.7    Certain Securities Law Representations..........................30

     4.8    Financial Capability............................................30

     4.9    Brokers' Fees...................................................30

ARTICLE 5.  COVENANTS OF THE PARTIES........................................31

     5.1    By Selling Shareholders.........................................31

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                               TABLE OF CONTENTS

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     5.2    By Intelligroup................................................ 31

     5.3    Conduct of Business............................................ 31

     5.4    Investigation by Intelligroup.................................. 33

     5.5    Notification of Certain Matters................................ 33

     5.6    No Mergers, Consolidations, Sales of Stock, Etc................ 33

ARTICLE 6.  CONDITIONS TO THE SELLING SHAREHOLDERS' OBLIGATIONS.............34

     6.1    Representations, Warranties and Covenants...................... 34

     6.2    Consents....................................................... 34

     6.3    No Court Orders................................................ 34

     6.4    Closing Documents.............................................. 34

     6.5    Option Holders................................................. 34

     6.6    Employment Agreements.......................................... 35

ARTICLE 7.  CONDITIONS TO INTELLIGROUP'S OBLIGATIONS........................35

     7.1    Representations, Warranties and Covenants...................... 35

     7.2    Consents....................................................... 35

     7.3    No Actions or Court Orders..................................... 35

     7.4    Closing Documents.............................................. 35

     7.5    Indebtedness....................................................36

     7.6    Board of Directors Approval.....................................36

     7.7    Tax Matters.....................................................36

     7.8    Material Adverse Change.........................................36

     7.9    Exemption under Federal and State Securities Laws...............36

     7.10   Completion of Intelligroup Diligence............................36

     7.11   Option Holders..................................................36

     7.12   Employment Agreements...........................................36

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                                TABLE OF CONTENTS

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ARTICLE 8.  TAX MATTERS.....................................................37

     8.1    Information and Assistance......................................37

ARTICLE 9.  CLOSING.........................................................37

     9.1    Deliveries by the Selling Shareholders to Intelligroup..........37

     9.2    Deliveries by Intelligroup to the Selling Shareholders..........38

ARTICLE 10. CERTAIN POST-CLOSING AGREEMENTS.................................38

     10.1   Proprietary Information.........................................38

     10.2   No Solicitation or Hiring of Former Employees...................38

     10.3   Non-Competition Agreement.......................................38

     10.4   Guaranty Agreements.............................................39

     10.5   Registration of Intelligroup Shares.............................39

     10.6   [Intentionally Omitted].........................................40

     10.7   Continuation of Business........................................40

ARTICLE 11. INDEMNIFICATION.................................................40

     11.1   Survival of Representations, Etc................................40

     11.2   Indemnification.................................................41

     11.3   No Right of Contribution........................................42

     11.4   Procedure for Claims............................................42

ARTICLE 12. MISCELLANEOUS...................................................44

     12.1   Assignment......................................................44

     12.2   Notices.........................................................44

     12.3   Choice of Law...................................................44

     12.4   Descriptive Headings............................................45

     12.5   Entire Agreement; Amendments and Waivers........................45

     12.6   Counterparts....................................................45

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                                TABLE OF CONTENTS

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     12.7   Invalidity......................................................45

     12.8   Expenses........................................................45

     12.9   Publicity.......................................................45

     12.10  No Third Party Beneficiaries....................................45

     12.11  Termination.....................................................45

                            STOCK PURCHASE AGREEMENT
                            ------------------------


     STOCK PURCHASE AGREEMENT dated as of December 21, 1998 (the "Agreement"), among Intelligroup, Inc., a New Jersey corporation ("Intelligroup"), the shareholders of Network Publishing, Inc., a Utah corporation ("NPI"), listed on the signature page hereto (the "Selling Shareholders"), and NPI.


                                   WITNESSETH:


     WHEREAS, the Board of Directors of Intelligroup has determined that it is advisable and in the best interests of its shareholders for Intelligroup to acquire all of the issued and outstanding shares of capital stock of NPI, as well as all shares of capital stock which may be obtained under the Options more particularly described herein (collectively, the "NPI Shares") upon the terms and subject to the conditions set forth herein;


     WHEREAS, the Board of Directors of NPI and the Selling Shareholders each has determined that it is advisable and in the best interests of the Selling Shareholders for Intelligroup to acquire all of the NPI Shares upon the terms and subject to the conditions set forth herein;


     WHEREAS, in furtherance of such acquisition, the Board of Directors of each of Intelligroup and NPI has approved the acquisition of all of the NPI Shares by Intelligroup (the "Acquisition");


     WHEREAS, each of the Selling Shareholders has approved the Acquisition; and


     WHEREAS, pursuant to the Acquisition, the NPI Shares shall be acquired by Intelligroup in exchange for the consideration set forth in Section 2.2 hereof upon the terms and subject to the conditions set forth herein.


     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Intelligroup, the Selling Shareholders and NPI hereby agree as follows:


                                   ARTICLE 1.
                                   DEFINITIONS


1.1. DEFINED TERMS. As used herein, the terms below shall have the following meanings:

     "Action" means any action, suit, proceeding, or investigation before any court, arbitrator, or administrative or governmental body.

     "Affiliate" of a Person means any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Assets" means the right, title and interest of the Company (as hereinafter defined) in and to its properties, assets and rights of any kind, whether tangible or intangible, real or personal, including without limitation the right, title and interest in the following:

     (a) all Contracts and Contract Rights;

     (b) all Fixtures and Equipment;

     (c) all Books and Records;

     (d) all Proprietary Rights;

     (e) all Permits;

     (f) all cash, accounts receivable, deposits and prepaid expenses; and

     (g) all goodwill.

     "Average Share Price" means the average of the closing prices of Intelligroup Stock on the Nasdaq National Market as reported in the Wall Street Journal for the 31 trading days commencing on January 3, 2000 or, if lesser, the number of trading days which have elapsed during the period commencing on January 3, 2000 and ending on the day which is three trading days prior to the date of determination of the earn out payment pursuant to Section 2.2(e).

     "Balance Sheet" means the consolidated balance sheet of the Company as of the Balance Sheet Date.

     "Balance Sheet Date" means October 31, 1998.

     "Benefit Arrangement" means any employment, consulting, severance or other similar contract, arrangement or policy (written or oral) and each plan, arrangement, program, agreement or commitment (written or oral) providing for insurance coverage (including, without limitation, any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health or accident benefits (including, without limitation, any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Internal Revenue Code providing for the same or other benefits) or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (a) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (b) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Company or any ERISA Affiliate or under which the Company or any ERISA Affiliate may incur any liability, and
(c) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such any entity).

     "Books and Records" means (a) all product, business and marketing plans, sales and promotional literature and artwork relating to the Assets or the Business, (b) all books, records, lists, ledgers, financial data, files, reports, product and design manuals, plans, drawings, technical manuals and operating records of every kind relating to the Assets or the Business (including records and lists of customers, distributors, suppliers and personnel) and (c) all telephone and fax numbers used in the Business, in each case whether maintained as hard copy or stored in computer memory and whether owned by the Company or any of its Affiliates.

     "Business" means the business and operations of the Company consisting of the provision of web site design and front-end application solutions services.

     "Closing" has the meaning set forth in Section 2.1(b).

     "Closing Date" means the date of the Closing.

     "Company" means NPI.

     "Confidentiality Agreement" means the Non-Disclosure & Confidentiality Agreement executed by Intelligroup on October 21, 1998.

     "Consents" means any and all Permits and any and all consents, approvals or waivers from third parties that are required for the consummation of the transactions contemplated by this Agreement.

     "Contract Rights" means all rights and obligations under the Contracts.

     "Contracts" means all agreements, contracts, leases (whether for real or personal property), purchase orders, undertakings, covenants not to compete, employment agreements, confidentiality agreements, licenses, instruments, obligations and commitments to which the Company is a party or by which the Company or any of the Assets are bound or affected, whether written or oral.

     "Court Order" means any judgment, decision, consent decree, injunction, ruling or order of any foreign, federal, state or local court or governmental agency, department or authority that is binding on any Person or its property under applicable law.

     "Default" means (a) a breach of or default under any Contract, (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach of or default under any Contract or (c) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract.

     "Employee Plans" means all Benefit Arrangements, Multiemployer Plans, Pension Plans and Welfare Plans.

     "Employees" means all officers and directors of the Company and all other Persons employed by the Company on a full or part-time basis as of the relevant date.

     "Employment   Agreements"  mean  the  Employment  Agreements  in  the  form contained in Exhibit A hereof to be entered into  between  Intelligroup  and the
             ---------
Selling Shareholders.

     "Encumbrance" means any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

     "Environmental  Claims"  means all  notices of  violation,  liens,  claims, demands, suits, or causes of action for any damage, including, without limitation, personal injury, property damage (including, without limitation, any depreciation or diminution of property values), lost use of property or consequential damages, arising directly or indirectly out of Environmental Conditions or Environmental Laws. By way of example only (and not by way of limitation), Environmental Claims include (i) violations of or obligations under any contract related to Environmental Laws or Environmental Conditions between the Company and any other person, (ii) actual or threatened damages to natural resources, (iii) claims for nuisance or its statutory equivalent related to a violation of Environmental Laws or Environmental Conditions, (iv) claims for the recovery of response costs, or administrative or judicial orders directing the performance of investigations, responses or remedial actions under any Environmental Laws, (v) requirements to implement "corrective action" pursuant to any order or permit issued pursuant to the Resource Conservation and Recovery Act, as amended ("RCRA"), or similar provisions of applicable state law, (vi) claims related to Environmental Laws or Environmental Conditions for restitution, contribution, or indemnity, (vii) fines, penalties or liens of any kind against property related to Environmental Laws or Environmental Conditions,
(viii) claims related to Environmental Laws or Environmental Conditions for injunctive relief or other orders or notices of violation from federal, state or local agencies or courts, and (ix) with regard to any present or former employees, claims relating to exposure to or injury from Environmental Conditions.

     "Environmental Conditions" means the state of the environment, including natural resources (e.g., flora and fauna), soil, surface water, ground water, any drinking water supply, subsurface strata or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Substances by the Company or any of their respective predecessors or successors in interest, or by their respective agents, representatives, employees or independent contractors when acting in such capacity on behalf of the Company. With respect to Environmental Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Substances at the work place or the exposure of persons or property to Hazardous Substances migrating from or otherwise emanating from or located on property owned or occupied by the Company.

      "Environmental Laws" means all applicable federal, state, district and local laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits or demand letters issued, promulgated or entered pursuant thereto, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata), including, without limitation, (i) laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, industrial materials, wastes or other substances into the environment and (ii) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other substances. Environmental Laws shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, RCRA, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, the Occupational Safety and Health Act, as amended, and all analogous laws promulgated or issued by any state, foreign or other Governmental Authority.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means any entity which is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, or otherwise required to be aggregated with, the Company as set forth in Section 414(b), (c), (m) or
(o) of the Internal Revenue Code.

     "Escrow Agent" means the escrow agent under the Escrow Agreement, or any successor agent designated in accordance with the terms of the Escrow Agreement.

     "Escrow Agreement" means the Escrow Agreement to be entered into among Intelligroup, the Selling Shareholders and the Escrow Agent substantially in the form of Exhibit B hereof.
        ---------

     "Facilities"   means  all  offices,   manufacturing   facilities,   stores,
warehouses,   administration   buildings  and  all  real  property  and  related
facilities used by the Company all as identified or listed on Schedule 3.8.

     "Fixtures and Equipment" means all of the furniture, fixtures, furnishings, machinery, computer hardware, and other tangible personal property owned by the Company wherever located and including any such Fixtures and Equipment in the possession of any of the suppliers or other vendors of the Company.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the facts and circumstances on the date of determination.

     "Governmental   Authority"  means  a  federal,   state,  local  or  foreign
government and any agency, department, commission or other instrumentality of any such government.

     "Hazardous Substances" means all pollutants, contaminants, chemicals, wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic or otherwise hazardous substances or materials (whether solids, liquids or gases) subject to regulation, control or remediation under Environmental Laws. By way of example only, the term Hazardous Substances includes petroleum, urea formaldehyde, flammable, explosive and radioactive materials, PCBs, pesticides, herbicides, asbestos, sludge, slag, acids, metals, solvents and waste waters.

     "Intelligroup Stock" means the common stock, $0.01 par value per share, of Intelligroup.

     "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as amended.

     "knowledge" or "to the knowledge" of a party (or similar phrases) means to the extent of matters (i) which are actually known by such party or (ii) which, based on facts of which such party is aware, would be known to a reasonable Person in similar circumstances, and when used in the context of the Selling Shareholders or the Company shall be deemed to include the knowledge of each of their respective executive officers.

     "Liability" means any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured, liquidated, unliquidated, known or unknown.

     "Material Adverse Effect" or "Material Adverse Change" or a similar phrase means, with respect to any Person, (a) any material adverse effect on or change with respect to (i) the business, operations, assets (taken as a whole), liabilities (taken as a whole), condition (financial or otherwise) or results of operations, of such Person, taken as a whole, or (ii) the right or ability of such Person to consummate any of the transactions contemplated hereby or (b) any event or condition which, with the passage of time, the giving or receipt of notice or the occurrence or nonoccurrence of any other circumstance, action or event, would reasonably be expected to constitute a "Material Adverse Effect" on or "Material Adverse Change" with respect to such Person.

     "Multiemployer Plan" means any "multiemployer plan," as defined in Section 4001(a)(3) or 3(37) of ERISA, which (a) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, after September 25, 1980, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (b) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with any such entity).

     "Net Asset Value" shall mean the excess of the total assets of the Company over the total liabilities of the Company on the date as of which such Net Asset Value is to be calculated, all determined in accordance with GAAP, consistently applied.

     "NPI Financial Statements" means (a) the balance sheets of the Company as of October 31, 1998 and December 31, 1997 and the income statements of the Company for the respective 10 and 12 month periods then ended, all as attached in Schedule 1.1 and (b) the Closing Balance Sheet to be delivered to Intelligroup within twenty five (25) days of Closing as set forth in Section 5.1(b).

     "Option Holders" means a holder of an Option identified in Schedule A.

     "Option Holder's Stock Purchase Agreement" means the agreement to be entered into between Intelligroup and each Option Holder substantially in the form of Exhibit C hereof.
        ---------

     "Option" means an option to purchase capital stock of NPI identified in Schedule A hereof.
----------

     "Pension  Plan" means any  "employee  pension  benefit  plan" as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan) which (a) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability (including, without limitation, any contingent liability) and (b) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with any such entity.)

     "Permitted Encumbrances" means (a) liens for Taxes or governmental charges or claims (i) not yet due and payable, or (ii) being contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (b) statutory liens of landlords, liens of carriers, warehousepersons, mechanics and materialpersons and other liens imposed by law incurred in the ordinary course of business for sums (i) not yet due and payable, or (ii) being contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (c) liens incurred or deposits made in connection with workers' compensation, unemployment insurance and other similar types of social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, in each case in the ordinary course of business, consistent with past practice, and (d) easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case, which do not interfere with the ordinary conduct of business of the Company and do not materially detract from the value of the property upon which such encumbrance exists.

     "Permits"   means   all   licenses,   permits,    franchises,    approvals,
authorizations, consents or orders of, or filings with, any Governmental Authority, whether foreign, federal, state or local, necessary or desirable for the past, present or anticipated conduct or operation of the Business or ownership of the Assets of such Person.

     "Person"  means any  person or  entity,  whether  an  individual,  trustee, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority or any similar entity.

     "Proprietary Rights" means all (a) U.S. and foreign patents, patent applications, patent disclosures and improvements thereto, including petty patents and utility models and applications therefor, (b) U.S. and foreign trademarks, service marks, trade dress, logos, trade names and corporate names and the goodwill associated therewith and registrations and applications for registration thereof, (c) U.S. and foreign copyrights and registrations and applications for registration thereof, (d) U.S. and foreign mask work rights and registrations and applications for registration thereof, (e) Trade Secrets, (f) other proprietary rights, (g) copies and tangible embodiments thereof (in whatever form or medium) and (h) licenses granting any rights with respect to any of the foregoing.

     "Regulations" means any laws, statutes, ordinances, regulations, rules, notice requirements, court decisions, agency guidelines, principles of law and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation energy, motor vehicle safety, public utility, zoning, building and health codes, Environmental Laws, occupational safety and health laws and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

     "Related Party" means (i) any of the Company's officers, directors and shareholders, and any officers, directors, partners, associates or relatives of such officers, directors and shareholders, and (ii) any Person in which the Company or any Shareholder or any Affiliate, associate or relative of any such Person has any direct or indirect interest.

     "Representative" of any Person means any officer, director, principal, attorney, agent, employee or other representative of such Person.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Subsidiary" means, with respect to any Person, (a) any corporation of which at least 50% of the securities or interests having, by their terms, ordinary voting power to elect members to the board of directors, or other persons performing similar functions with respect to such corporation, is held, directly or indirectly, by such Person, (b) any partnership or limited liability company of which (i) such Person is a general partner or managing member or (ii) such person possesses more than a 50% interest in the total capital or total income of such partnership or limited liability company.

     "Tax Return" means any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including information returns, and any documents with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

     "Taxes" mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, value added, ad valorem, employment withholding, social security, retirement, unemployment, occupation, use, service, license, net worth, payroll, franchise, transfer and recording taxes, taxes measured by or imposed upon capital, and license fees imposed by the Internal Revenue Service or any taxing authority (whether domestic or foreign, including any federal, state, county, local or foreign government or any subdivision or taxing agency thereof (including a U.S. possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

     "Trade  Secrets"  means  all  trade  secrets  and   confidential   business
information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, research and development information, software, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information).

     "Welfare  Plan" means any  "employee  welfare  benefit  plan" as defined in
Section 3(1) of ERISA, which (a) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (b) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with any such entity).

1.2. INTERPRETATION PROVISIONS.

     (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The terms "include" and "including" are not limiting and mean "including without limitation."

     (b) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

     (c) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

     (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     (e) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against either party.

     (f) The annexes, schedules and exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of the Agreement.

     (g) Unless otherwise specifically indicated, all references to "$" or "dollars" shall refer to United States dollars.

                                   ARTICLE 2.
                                 THE ACQUISITION

2.1. THE ACQUISITION.

     (a) Effective Time.  At the Closing (as defined in Section 2.1(b)  hereof),
         --------------
and subject to and upon the terms and conditions of this Agreement, each of the Selling Shareholders agrees to sell to Intelligroup, and Intelligroup agrees to purchase from each of the Selling Shareholders, the NPI Shares owned by such Selling Shareholder, as set forth on Schedule A hereto.
                                     ----------

     (b) Closing. Subject to the satisfaction or waiver, if permissible,  of the
         -------
conditions set forth in Articles 6 and 7, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place (i) at the offices of Buchanan Ingersoll Professional Corporation, 500 College Road East, Princeton, New Jersey, on January 1, 1999 or (ii) at such other time, date or place as Intelligroup and the Selling Shareholders may mutually agree.

2.2. CONSIDERATION.

     (a) At the Closing.
         --------------

            (i) Intelligroup will deliver an aggregate of $1,384,269.70 cash by wire transfer to the Selling Shareholders. Such cash payment shall be allocated among such Selling Shareholders in accordance with Schedule A
                                                                      ----------
      hereto.

            (ii) Intelligroup will deliver an aggregate of $210,730.30 cash by wire transfer to the Option Holders in exchange for the NPI Shares to be purchased at the Closing from the Option Holders pursuant to Section 7.12 of this Agreement.

            (iii) Intelligroup will deliver $205,000 cash by wire transfer to First Security Capital Markets to discharge the obligation of the Selling Shareholders with respect to the brokers' commission payable by the Selling Shareholders to First Security Capital Markets.

            (iv) The Selling Shareholders will deliver to Intelligroup a certificate or certificates representing the NPI Shares, duly endorsed (or accompanied by duly executed stock powers), with signatures guaranteed by a commercial bank or by a member firm of the New York Stock Exchange, for transfer to Intelligroup and such other consideration as set forth herein.

     (b) Escrow. In addition to the cash delivered at Closing by Intelligroup to
         ------
the Selling Shareholders as provided in Section 2.2(a), at the Closing, Intelligroup shall also deliver to the Escrow Agent $200,000 cash (the "Escrow Cash") in accordance with the terms and conditions of the Escrow Agreement. If, on or before the first anniversary of the Closing Date, any Intelligroup Indemnified Party (as defined in Section 11.2 hereof) shall be entitled to any amount due pursuant to Article 11 hereof then such Intelligroup Indemnified Party shall be paid such amount out of the Escrow Cash in accordance with the Escrow Agreement. The Selling Shareholders shall be paid in accordance with the Escrow Agreement, on the first anniversary of the Closing Date, the Escrow Cash that has not been delivered to, and is not subject to outstanding Claims or required to have been delivered to, Intelligroup Indemnified Parties pursuant to this Agreement or the Escrow Agreement on or prior to such date. Upon the final determination of any such outstanding Claims and after all such required disbursements, any Escrow Cash that has not been paid out to Intelligroup Indemnified Parties shall be paid out to the Selling Shareholders in accordance with the Escrow Agreement.

     (c) Earn-Out Provision.   The Selling  Shareholders shall be entitled to be
         ------------------
paid an earn-out, payable in shares of Intelligroup Stock, if and only if the fiscal 1999 revenue and income before provision for income taxes, each as derived from the Business, exceeds $2,350,000 and $188,000, respectively. To calculate the earn-out, on or about March 31, 2000, Intelligroup shall, applying GAAP, determine the revenue and income before provision for income taxes derived from the Business for fiscal 1999 and, immediately following such determination, shall calculate the dollar amount of the earn-out as follows:

          The dollar amount of earn-out shall be equal to the product of:

          (1)  The sum of

               (A) (Revenue derived from the Business during fiscal 1999 less $2,350,000) multiplied by a factor of 0.5; plus

               (B) (Income before provision for income taxes derived from the Business during fiscal 1999 less $188,000) multiplied by a factor of 7; times

          (2)  0.88240

          Notwithstanding the foregoing, the dollar amount of the earn-out shall not exceed $2,206,445.00.

          To the extent that an earn-out is payable pursuant to the above calculation, Intelligroup shall deliver certificates not later than April 15, 2000 representing an aggregate number of validly issued, fully paid and non-assessable shares of Intelligroup Stock, restricted in accordance with this
Section 2.2(c), equal in value to the dollar amount of the earn-out calculated above up to a maximum of $2,206,445.00. Such aggregate number of shares (the "Intelligroup Shares") of Intelligroup Stock shall be determined based upon the Average Share Price. The Intelligroup Shares shall be allocated among the
Selling  Shareholders  in accordance  with Schedule A hereto.  The  Intelligroup
                                           ----------
Shares described above shall be "restricted" within the meaning of the Securities Act and shall not be eligible for resale except pursuant to registration under the Securities Act or an exemption from registration such as the exemption afforded by Rule 144 under the Securities Act.

     (d) Kicker.  The  Selling  Shareholders  shall be entitled to receive,  and
         ------
Intelligroup shall be obligated to pay, an aggregate lump sum cash payment of $353,042.38 if, and only if, fiscal 1999 income before provision for income taxes derived from the Business exceeds $450,000. Such lump sum payment shall be paid by Intelligroup not later than March 31, 2000 following a determination made by Intelligroup, applying GAAP, that such lump sum payment is owing. Such cash payment shall be allocated among the Selling Shareholders in accordance with Schedule A hereto.
     ----------

2.3 TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of Intelligroup, the Selling Shareholders and the Company will take all such reasonable lawful action as may be necessary or appropriate in order to effect the Acquisition in accordance with this Agreement as promptly as practicable. If, at any time after the Closing, any such further action is necessary or desirable to carry out the purposes of this Agreement, to vest Intelligroup with full right, title and possession to all the property, rights, privileges, power and franchises of NPI, the officers and directors of Intelligroup and the Selling Shareholders are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

                                   ARTICLE 3.
           REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS
                                 AND THE COMPANY

     As an inducement of Intelligroup to enter into this Agreement, each of the Selling Shareholders, jointly and severally, and the Company hereby makes, as of the date hereof and as of the Closing Date, the following representations and warranties to Intelligroup, except as otherwise set forth in written disclosure schedules (the "Schedules") delivered to Intelligroup on or prior to the date hereof, a copy of which is attached hereto. The Schedules are numbered to correspond to the various sections of this Article 3 setting forth certain exceptions to the representations and warranties contained in this Article 3 and certain other information called for by this Agreement. Unless otherwise specified, no disclosure made in any particular Schedule shall be deemed made in any other Schedule unless expressly made therein.

3.1. ORGANIZATION. NPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. NPI has full corporate power and authority to conduct the Business as it is presently being conducted and to own or lease, as applicable, the Assets owned or leased by it. NPI is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (domestic or foreign) in which such qualification is necessary under applicable law as a result of the conduct of the Business or the ownership of its properties unless the failure to be so qualified would not have a Material Adverse Effect on the Company. Each jurisdiction in which NPI is qualified to do business as a foreign corporation is set forth in Schedule 3.1.

3.2. CAPITALIZATION.

     (a) The authorized capital stock of NPI consists of 100,000 authorized shares of Common Stock, $1.00 par value per share, of which 18,000 shares are issued and outstanding. NPI has no other capital stock authorized, issued or outstanding. The Selling Shareholders together own 100% of the issued and outstanding NPI Shares.

     (b) Except for the Options identified in Schedule A, there are no outstanding options, warrants, convertible securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of NPI. At the Closing, all of the Options will have been exercised and terminated.

     (c) All of the NPI Shares outstanding as of the date of the Closing will be, validly issued, fully paid and nonassessable and not subject to any preemptive or other rights created by statute, NPI's Certificate of Incorporation or By-laws or any Contract or otherwise. The NPI Shares have been, and will be, issued in compliance with the Securities Act and applicable state securities laws and regulations.

     (d) Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal or right of any Person to acquire, or to cause any redemption, of the NPI Shares or to effect the merger or consolidation of NPI with or into any other entity.

     (e) NPI has no subsidiaries.

3.3. OWNERSHIP OF CAPITAL STOCK; TITLE. The NPI Shares held by the Selling Shareholders are not subject to any shareholder agreement, voting trust, proxy or other agreement or understanding with respect to or concerning the purchase, sale or voting of such NPI Shares. Upon the Acquisition by Intelligroup of the NPI Shares, Intelligroup shall acquire good title to such NPI Shares, free and clear of all Encumbrances.

3.4. [Intentionally left blank.]

3.5. AUTHORIZATION. Each of the Selling Shareholders and NPI has all necessary individual capacity or corporate power and authority, as the case may be, to enter into this Agreement and has taken all actions necessary to consummate the transactions contemplated hereby and to perform his or its obligations hereunder. This Agreement has been duly executed and delivered by each of the Selling Shareholders and NPI and is, and upon the execution and delivery thereof will be, a valid and binding obligation of each of the Selling Shareholders and NPI, enforceable against NPI and each of the Selling Shareholders in accordance with its terms, except that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

3.6. OFFICERS AND DIRECTORS. Schedule 3.6 contains a true, correct and complete list of all the officers and directors of NPI.

3.7. BANK ACCOUNTS. Schedule 3.7 contains a list of all of the Company's bank accounts, safe deposit boxes, and persons authorized to draw thereon or have access thereto.

3.8. REAL PROPERTY.

     (a) Leased Real Property.  The Company has a right to use all real property
         --------------------
necessary for the conduct of its business as presently conducted. Schedule 3.8 sets forth a true, correct and complete list of all such real property. Except as otherwise set forth on Schedule 3.8, the Company is not a party to any leases of real property. All of such leases of real property are in full force and effect; the Company has not received any notice of any, and there exists no condition or event which constitutes or would constitute (with notice or lapse of time or both), a default by the Company thereunder. All lessors under such leases of real property have consented, to the extent required under such leases, prior to Closing, to the consummation of the transactions contemplated by this Agreement without requiring modification in the rights or obligations thereunder. A true, correct and complete copy of each real property lease has been furnished to Intelligroup prior to Closing.

     (b) Owned Real Property. The Company does not own any real property.
         -------------------

3.9. PERSONAL PROPERTY.

     (a) General.  The Company owns or leases or has a right to use all personal
         -------
property necessary for the conduct of its business as presently conducted, and the personal property (taken as a whole) is in such operating condition and repair (subject to normal wear and tear) as is necessary for the conduct of its business as presently conducted.

     (b) Owned Personal  Property.  The Company has good and marketable title to
         ------------------------
all such personal property owned by it, free and clear of any and all Encumbrances other than Permitted Encumbrances. With respect to each such item of personal property (i) there are no leases, subleases, licenses, options, rights, concessions or other agreements, written or oral, granting to any party or parties the right of use of any portion of such item of personal property (except licenses of Proprietary Rights in the ordinary course of business), (ii) there are no outstanding options or rights of first refusal in favor of any other party to purchase any such item of personal property or any portion thereof or interest therein and (iii) there are no parties (other than the Company and the employees of the Company identified in Schedule 3.18(a)) who are in possession of or who are using any such item of personal property.

     (c) Leased  Personal  Property.  The Company  has good and valid  leasehold
         --------------------------
title to all of its Fixtures and Equipment, vehicles and other tangible personal property leased by it from third parties, free and clear of any and all Encumbrances other than Permitted Encumbrances which would not permit the termination of the lease therefor by the lessor. Schedule 3.9 sets forth a true, correct and complete list of all leased personal property involving annual payments by the Company in excess of $10,000.

     With respect to each lease listed on Schedule 3.9, (i) there has been no material default under any such lease by the Company or, to the knowledge of the Selling Shareholders or the Company, by any other party, (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not cause a material default under any such lease, (iii) such lease is a valid and binding obligation of the Company, is in full force and effect with respect to the Company, and is enforceable against the Company, in accordance with its terms, except as the enforceability thereof may be limited by (1) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally or (2) general principles of equity, whether considered in a proceeding at law or in equity, (iv) no action has been taken by the Company, and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than the Company without the consent of the Company, under any such lease that is material to the Company, (v) no party has repudiated in writing any term thereof or threatened in writing to terminate, cancel or not renew any such lease that is material to the Company and (vi) the Company has not assigned, transferred, conveyed, mortgaged or encumbered any interest therein or in any leased property subject thereto (or any portion thereof).

3.10. ENVIRONMENTAL MATTERS.

     (a) The Company is in material compliance with all Environmental Laws. Neither the Selling Shareholders nor the Company has received any notice to the effect that, and none of the Selling Shareholders has any knowledge that, (i) the Company is not in compliance in any material respect with, or is in violation of, any such Environmental Laws required thereunder or (ii) any currently existing circumstances are likely to result in a failure of the Company to comply with, or a violation by the Company of, any such Environmental Laws. The Company does not handle or utilize Hazardous Substances in the operation of its Business.

     (b) None of the Selling Shareholders has received (and to the knowledge of the Selling Shareholders, the Company has not received) notice of (i) any underground tank or other underground storage receptacle for Hazardous Substances currently located on the Facilities, or any releases of any Hazardous Substances from any such underground tank or related piping or (ii) releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring,
 ----
emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances in quantities exceeding the reportable quantities as defined under federal or state law by the Company on, upon or into the Facilities other than those authorized by Environmental Laws including, without limitation, the Permits required thereunder.

     (c) None of the Selling Shareholders has received (and to the knowledge of the Selling Shareholders, the Company has not received) notice of any PCBs or asbestos-containing materials located at or on the Facilities.

3.11. CONTRACTS.

     (a)  Disclosure.  Schedule  3.11 sets forth a complete and accurate list of
          ----------
all of the Contracts of the following categories:

          (i)    Contracts not made in the ordinary course of business;

          (ii) License agreements or royalty agreements, whether the Company is the licensor or licensee thereunder;

          (iii) Confidentiality and non-disclosure agreements (whether the Company is the beneficiary or the obligated party thereunder);

          (iv) Customer orders, contracts, agreements and proposals under which the customer is to make a payment after the date hereof of $10,000 or more;

          (v)    Research, consulting, service or distribution agreements;

          (vi) Contracts or commitments involving future expenditures or Liabilities, actual or potential, in excess of $10,000 after the date hereof or otherwise material to the Business or the Assets;

          (vii) Contracts or commitments relating to commission arrangements with others, including, but not limited to, agreements with any sales representatives of the Company;

          (viii) Employment  contracts,  consulting   contracts  and   severance
     agreements, including Contracts (A) to employ or terminate executive officers or other personnel and other contracts with present or former officers or directors of the Company or (B) that will result in the payment by, or the creation of any Liability of the Company, the Selling Shareholders or Intelligroup to pay any severance, termination, "golden parachute," or other similar payments to any present or former personnel following termination of employment or otherwise as a result of the consummation of the transactions contemplated by this Agreement;

          (ix)   Indemnification agreements;

          (x) Promissory notes, loans, agreements, indentures, evidences of indebtedness, letters of credit, guarantees, or other instruments relating to an obligation to pay money, whether the Company shall be the borrower, lender or guarantor thereunder (excluding credit provided by the Company in the ordinary course of business to purchasers of its products and obligations to pay vendors in the ordinary course of business and consistent with past practice);

          (xi) Contracts containing covenants limiting the freedom of the Company or any officer, director, Employee or Affiliate of the Company, to engage in any line of business or compete with any Person that relates directly or indirectly to the Business;

          (xii) Any Contract with the federal, state or local government or any agency or department thereof;

          (xiii) Any Contract with a Related Party;

          (xiv) Leases of real or personal property involving annual payments of more than $10,000;

          (xv)   Contracts relating to vendor authorizations; and

          (xvi) Any other Contract under which the consequences of a default or termination would reasonably be expected to have a Material Adverse Effect on the

     Business or the Company individually or in the aggregate.

     Complete and accurate copies of all of the Contracts listed on Schedule 3.11, including all amendments and supplements thereto, have been furnished by NPI or the Selling Shareholders to Intelligroup prior to Closing.

     (b)  Absence of Defaults.  All of the Contracts listed on Schedule 3.11 are
          -------------------
valid, binding and enforceable in accordance with their terms with no existing (or to the knowledge of the Selling Shareholders or the Company, threatened) Default or dispute, except as would not have a Material Adverse Effect on the Business or the Company. Except as set forth on Schedule 3.11(b), the Company has fulfilled, or taken all action necessary to enable it to fulfill when due, all of its material obligations under each of such Contracts. Except as set forth on Schedule 3.11(b), to the knowledge of the Selling Shareholders and the Company, all parties to the Contracts listed on Schedule 3.11 have complied in all material respects with the provisions thereof, no party is in Default thereunder and no notice of any claim of Default has been given to the Company or the Selling Shareholders. Except as set forth on Schedule 3.11(b), neither the Selling Shareholders nor the Company has any reason to believe that the products or services called for by any executory Contract cannot be supplied in accordance with the terms of such Contract, including time specifications, and has no reason to believe that any unfinished Contract will, upon performance by the Company, result in a loss to the Company, except as would not have a Material Adverse Effect on the Business or the Company.

     (c)  Warranties.  To the  knowledge  of the  Selling  Shareholders  and the
          ----------
Company, the Company has not committed any act, and there has been no omission, which may result in, and there has been no occurrence which may give rise to Liability for breach of warranty (whether or not covered by insurance) on the part of the Company, with respect to services rendered or products sold by the Company prior to or on the Closing Date.

3.12. NO CONFLICT OR VIOLATION; CONSENTS. Except as set forth on Schedule 3.12, none of the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby, or compliance by the Selling Shareholders or the Company with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the governing documents of the Company, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice of passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its respective assets under, any Contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which the Company or any Selling Shareholder is a party or by which the Company or any Selling Shareholder is bound or to which any of its respective assets are subject, (c) violate any applicable Regulation or Court Order or (d) impose any Encumbrance on any Assets or the Business, except, in the case of each of clauses (a), (b), (c) and (d) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect on the Business or on the ability of the Company or any Selling Shareholder to consummate the transactions contemplated hereby. Except as set forth on Schedule 3.12, no notices to, declaration, filing or registration with, approvals or Consents of, or assignments by, any Persons

(including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by the Company or the Selling Shareholders in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

3.13. PERMITS. The operation of the Business does not require any Permits.

3.14. FINANCIAL STATEMENTS; BOOKS AND RECORDS.

     (a) The NPI Financial Statements are, and will be, complete and accurate, are, and will be, consistent with the Books and Records, and do, and will, fairly present the Assets and Liabilities of the Company and financial condition and results of operations indicated thereby.

     (b) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (c) The Books and Records, in reasonable detail, accurately and fairly reflect the activities of the Company and the Business, except to the extent as would not have a Material Adverse Effect on the Business or the Company. All material Books and Records have been provided to Intelligroup for its inspection prior to Closing.

     (d) The Company has not engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts or funds which have been and are reflected in the normally maintained Books and Records.

     (e) The stock records and minute books of the Company fully reflect all minutes of meetings, resolutions and other material actions and proceedings of its stockholders and boards of directors and all committees thereof, all issuances, transfers and redemptions of capital stock of which the Company or the Selling Shareholders are aware and contain true, correct and complete copies of its Certificate of Incorporation and Bylaws or Articles and all amendments thereto through the date hereof.

3.15. ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth on Schedule 3.15, since the Balance Sheet Date there has not been any:

     (a) Material Adverse Change with respect to the Business or the Company;

     (b) failure to operate the Business of the Company in the ordinary course so as to use its commercially reasonable efforts to preserve the Business intact and to preserve the continued services of its Employees and the goodwill of customers and others having business relations with the Company or its Representatives, except such failures which would not have a Material Adverse Effect on the Business;

     (c) resignation or termination of any officer or Employee of the Company, or any increase in the rate of compensation payable or to become payable to any officer, Employee or Representative of the Company, including the making of any loan to, or the payment, grant or accrual of any bonus, incentive compensation, service award or other similar benefit to, any such Person, or the addition to, modification of, or contribution to any Employee Plan, except for such resignations, terminations or increases which, in the aggregate, would not have a Material Adverse Effect on the Business;

     (d) payment, loan or advance of any amount to or in respect of, or the sale, transfer or lease of any properties or the Assets of the Company to, or entering into of any Contract with, any Related Party except (i) directors' fees and (ii) forgiveness of loans in the amounts and to the individuals set forth on
Schedule 3.15;

     (e) sale, assignment, license, transfer or Encumbrance of any of the Assets of the Company, tangible or intangible, singly or in the aggregate, other than sales of products and services in the ordinary course of business and consistent with past practice;

     (f) new Contracts, or extensions, modifications, terminations or renewals thereof, except for Contracts entered into, modified or terminated in the ordinary course of business and consistent with past practice;

     (g) actual or threatened early termination of any material customer account or group of accounts;

     (h) disposition or lapsing of any Proprietary Rights of the Company, in whole or in part, or, to the knowledge of the Selling Shareholders and the Company, any disclosure of any trade secret, process or know-how to any Person not an Employee, except for such dispositions, lapsing or disclosures which, in the aggregate, would not have a Material Adverse Effect on the Business;

     (i) material change in accounting methods or practices by the Company;

     (j) revaluation by the Company of any of its Assets, including writing off notes or accounts receivable other than for which adequate reserves have been established;

     (k) damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the Assets, the Business or the prospects of the Company;

     (l) declaration, setting aside or payment of dividends or distributions in respect of any shares of capital stock of NPI or any redemption, purchase or other acquisition of any equity securities of NPI;

     (m) issuance or reservation for issuance by NPI or any of its Subsidiaries of, or commitment of it to issue or reserve for issuance, any capital stock or other equity securities or obligations or securities convertible into or exchangeable for capital stock or other equity securities;

     (n) increase, decrease or reclassification of the capital stock of NPI or any of its Subsidiaries;

     (o) amendment of the Certificate of Incorporation or By-laws or Articles, as applicable, of NPI;

     (p) capital expenditure or execution of any lease or any incurring of liability therefor by the Company, involving payments in excess of $5,000;

     (q) failure to pay any material obligation of the Company when due;

     (r) cancellation of any indebtedness or waiver of any rights of substantial value to the Company, except in the ordinary course of business and consistent with past practice;

     (s) indebtedness incurred by the Company for borrowed money or any commitment to borrow money entered into by the Company, or any loans made or agreed to be made by the Company;

     (t) Liability incurred by the Company except in the ordinary course of business and consistent with past practice, or any increase or change in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves;

     (u) payment, discharge or satisfaction of any Liabilities of the Company other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of Liabilities reflected or reserved against in the NPI Financial Statements or incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date;

     (v)  acquisition by the Company of any equity interest in any other Person;
or

     (w) agreement by the Company to do any of the foregoing.

3.16. LIABILITIES. Except as set forth on Schedule 3.16:

     (a) The Company has no Liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) Liabilities which are reflected and properly reserved against in the NPI Financial Statements, (ii) Liabilities incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date and (iii) liabilities arising under the Contracts (other than obligations which are required to be reflected on a balance sheet) set forth on
Schedule 3.11 or which are not required to be disclosed on such Schedule and which have arisen or been incurred in the ordinary course of business.

     (b) None of the Liabilities described in this Section 3.16 relates to any breach of Contract, breach of warranty, tort, infringement or violation of law or arose out of any action, order writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, investigation or dispute (collectively, "Actions").

     (c) The reserves set forth on the Balance Sheet for Liabilities are reasonable.

3.17. LITIGATION. There is no Action, pending or threatened (i) against, relating to or affecting the Company, any of its Assets or any of its officers and directors as such, (ii) which seeks to enjoin or obtain damages in respect of the transactions contemplated hereby or (iii) with respect to which there is a reasonable likelihood of a determination which would prevent the Selling Shareholders or the Company from consummating the transactions contemplated hereby. To the knowledge of the Selling Shareholders or the Company, there is no basis for any Action, which if adversely determined against the Company or the Selling Shareholders, their respective directors or officers, or any other Person could reasonably be expected to result in a loss to the Company, individually or in the aggregate, in excess of $10,000. There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting the Company, its Business or any of its Assets.

3.18. LABOR MATTERS.

     (a) All of the Employees of the Company are set forth on Schedule 3.18(a). The current salaries of such Employees are also set forth on Schedule 3.18(a). The Company is in material compliance with all applicable Regulations respecting employment practices, terms and conditions of employment, wages and hours, equal employment opportunity, and the payment of social security and similar taxes, and none of them are engaged in any unfair labor practice.

     (b) The Company has not entered into any severance or similar arrangement in respect of any present or former Employee that will result in any obligation (absolute or contingent) of Intelligroup or the Company to make any payment to any present or former Employee following termination of employment or upon consummation of the transactions contemplated by this Agreement.

     (c) Schedule 3.18(c) sets forth a complete and accurate list of independent contractors and consultants of the Company. The Company, prior to and including the Closing Date, has not been required to treat such individuals as employees under applicable local, state and federal laws.

3.19. EMPLOYEE PLANS. As of the Closing, the Company shall neither operate nor be a participant in any Employee Plans. The Company does not operate or participate in or have any legal obligation to contribute to any permanent health insurance, private health provision, accident benefit or any other ancillary schemes or have any liability with respect to any such benefit, arrangement or scheme.

3.20. TRANSACTIONS WITH RELATED PARTIES. Except for employment agreements and other compensation arrangements disclosed on Schedule 3.20, no Related Party has
(a) borrowed from or loaned money or other property to the Company which has not been repaid or returned, (b) any contractual or other claims, express or implied, of any kind whatsoever against the Company or (c) any interest in any property used by the Company.

3.21. COMPLIANCE WITH LAW. The Company has conducted the Business in material compliance with all applicable Regulations and Court Orders other than where noncompliance with such Regulations and Court Orders would not have a Material Adverse Effect on the Business or Company. Neither the Company nor the Selling Shareholders has received any notice to the effect that, or has otherwise been advised that, the Company is not in compliance with any such Regulations or Court Orders, and each of the Selling Shareholders and the Company has no reason to anticipate that any existing circumstances are likely to result in any material violation of any of the foregoing.

3.22. INTELLECTUAL PROPERTY.

     (a)  General. Except as set forth on Schedule 3.22(a), the Company does not
          -------
hold or use any patent, patent application, trademark, trademark application, tradename, service mark, service mark application, copyright, copyright application or mask work.

     (b)  Adequacy.  The  Proprietary  Rights  of  the  Company  are  all  those
          --------
materially necessary for the normal conduct of the Business as presently conducted and as presently contemplated.

     (c)  Royalties and Licenses.  Except as set forth on Schedule  3.22(c), the
          ----------------------
Company has no obligation to compensate any Person for the use of any of its Proprietary Rights nor, except in the ordinary course of business, has the Company granted to any Person any license, option or other rights to use in any manner any of its Proprietary Rights, whether requiring the payment of royalties or not.

     (d)  Ownership. Except as set forth in the Contracts identified on Schedule
          ---------
3.22(d), the Company owns or has a valid right to use its Proprietary Rights, and such Proprietary Rights will not cease to be valid rights of the Company by reason of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     (e)  Absence of Claims. Neither the Company nor any Selling Shareholder (A)
          -----------------
has received any notice alleging, or otherwise has knowledge of facts that might give rise to, invalidity with respect to any of the Proprietary Rights of the Company or (B) has received any notice of alleged infringement of any rights of others due to any activity by the Company. The Company's use of its Proprietary Rights in its past, current and planned products or services does not and would not infringe upon or otherwise violate the valid rights of any third party anywhere in the world. No other Person (i) has notified the Company or the Selling Shareholders that it is claiming any ownership of or right to use any of the Company's Proprietary Rights or (ii) is infringing upon any such Proprietary Rights in any way.

3.23. TAX MATTERS.

     (a) Filing of Tax Returns. NPI has timely filed with the appropriate taxing
         ---------------------
authorities all Tax Returns in respect of Taxes required to be filed through the date hereof. Such Tax Returns as filed are complete and accurate in all material respects. Except as specified in Schedule 3.23, neither any Selling Shareholder nor the Company has requested any extension of time within which to file Tax Returns in respect of any Taxes. The Company has delivered to Intelligroup complete and accurate copies of all Tax Returns of the Company required to be filed since inception of the Company.

     (b)  Payment  of Taxes.  All Taxes due from the  Company,  or for which the
          -----------------
Company is reasonably likely to be liable, in respect of periods (or portions thereof) ending on or prior to the Closing Date have been timely paid or an adequate reserve has been established therefor, as set forth in Schedule 3.23 or the NPI Financial Statements, and the Company has no Liability for Taxes in excess of the amounts so paid or reserves so established. All Taxes that the Company is required by law to withhold or collect have been duly withheld or collected and have been timely paid over to the appropriate governmental authorities to the extent due and payable.

     (c)  Audits, Investigations  or Claims.  No  deficiencies  for Taxes of the
          ---------------------------------
Company have been claimed, proposed or assessed by any taxing or other governmental authority. There are no pending or, to the knowledge of the Company or any Selling Shareholder, threatened audits, assessments or other Actions for or relating to any Liability in respect of Taxes of the Company, and there are no matters under discussion with any governmental authorities, or known to the Company or any Selling Shareholder, with respect to Taxes that are likely to result in an additional Liability for Taxes. Audits of federal, state and local Tax Returns by the relevant taxing authorities have been completed for the periods set forth on Schedule 3.23 and, except as set forth in such Schedule, neither the Selling Shareholders nor the Company has been notified that any taxing authority intends to audit a Tax Return for any other period. No extension of a statute of limitations relating to Taxes is in effect with respect to the Company.

     (d)  Lien.  There  are  no  Encumbrances  for Taxes (other than for current
          ----
Taxes not yet due and payable) on any of the Assets.

     (e)  Tax  Elections.  All elections  with  respect to Taxes  affecting  the
          --------------
Company or its Assets as of the date hereof are set forth on the Company's latest Tax Returns or on Schedule 3.23. The Company (i) has not consented at any time under Section 341(f)(1) of the Code to have the provisions of Section 341(f)(2) of the Code apply to any disposition of any Assets; (ii) has not agreed, or is not required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise; (iii) has not made an election, nor is it required, to treat any Asset as owned by another Person pursuant to the provisions of Section 168(f) of the Code or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code; (iv) does not have any Assets which directly or indirectly secure any debt the interest on which is tax exempt under Section 103(a) of the Code; or (v) has not made any of the foregoing elections and is not required to apply any of the foregoing rules under any comparable state or local Tax provision.

     (f)  Partnerships.  The  Company  does not have an  interest  in and is not
          ------------
subject to any joint venture, partnership, or other arrangement or contract which is treated as a partnership for federal income tax purposes. The Company is a not successor to any other Person by way of merger, reorganization or similar transaction.

     (g)  No Withholding.  The transaction contemplated herein is not subject to
          --------------
the tax withholding provisions of Section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code or of any other withholding provision of law.

     (h)  No Foreign Persons.  No shareholder of the Company is a foreign person
          ------------------
so that

Sections 897 and 6039C of the Code apply to any disposition of any asset owned by it.

     (i)  Not a Member of an Affiliated Group.  The Company is not and has never
          -----------------------------------
been a member of an  affiliated  group of  corporations  within  the  meaning of
Section 1504 of the Code. The Company is not a party to, is not bound by, and does not have any obligation under, any tax sharing, tax indemnity, or similar agreement.

3.24. INSURANCE. Schedule 3.24 contains a complete and accurate list of all policies of insurance (showing as to each policy the carrier, policy number, coverage limits, expiration dates, annual premiums, a general description of the type of coverage provided and any pending claims thereunder) of which NPI is the owner, insured or beneficiary. All of such policies are sufficient for (i) compliance with all Regulations and all of the Contracts, (ii) covering all reasonably foreseeable damage to and liabilities or contingencies relating to the Company's conduct of the Business and (iii) providing replacement cost insurance coverage for all of the Assets, Fixtures and Equipment of the Company and all leasehold improvements. The Company is not in default under any of such policies or binders, and the Company has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. There are no facts known to either the Company or any Selling Shareholder upon which an insurer might be justified in reducing or denying coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders are in full force and effect on the date hereof and shall be kept in full force and effect by the Company through the Closing Date.

3.25.  ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE; UNBILLED COSTS AND FEES.

     (a)  Accounts  Receivable  and  Accounts  Payable.  The  accounts and notes
          --------------------------------------------
receivable reflected in the Balance Sheet, and all accounts or notes receivable arising since the Balance Sheet Date, represent bona fide claims against debtors for services performed or other charges arising on or before the date of recording thereof, and all the services performed which gave rise to said accounts were performed in accordance with the applicable orders, Contracts or customer requirements. Schedule 3.25(a) sets forth a complete and accurate list of all accounts receivable and accounts payable of the Company as of the Balance Sheet Date.

     (b)  Unbilled Costs and Fees.  The unbilled costs and fees reflected in the
          -----------------------
Balance Sheet, and all costs and fees arising since the Balance Sheet Date, were derived from bona fide services performed or expenses incurred in accordance with the applicable Contracts or customer requirements. Schedule 3.25(b) sets forth a complete and accurate list of all unbilled costs and fees incurred by the Company as of the Balance Sheet Date.

     (c)  Collection.   Nothing  has  come  to  the  attention  of  the  Selling
          ----------
Shareholders or the Company that would cause the Selling Shareholders or the Company to believe that any of such receivables or unbilled costs or fees are not fully collectible in the ordinary course of business except to the extent of an amount not in excess of the reserve for doubtful accounts reflected on the Balance Sheet and additions to such reserves made after the date of the Balance Sheet as reflected on the Books and Records which have been delivered to Intelligroup.

3.26. CUSTOMERS. Schedule 3.26 sets forth a complete and accurate list of the names and addresses of the ten customers who purchased from the Company the greatest dollar volume of services during its last fiscal year and last fiscal quarter, showing the approximate total sales in dollars to each such customer during such fiscal year and quarter. Since the Balance Sheet Date, there has been no Material Adverse Change in the business relationship of the Company with any customer named on Schedule 3.26.

3.27.  BROKERS;   TRANSACTION  COSTS.   Neither  the  Company  nor  any  Selling
Shareholder has entered into or will enter into any contract, agreement, arrangement or understanding with any Person which will result in the obligation of Intelligroup or the Company to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby, except for the limited obligation of Intelligroup under Section 2.2(a)(iii) of this Agreement. The only party which is entitled to a finder's fee, brokerage commission or similar payment from the Selling Shareholders is First Security Capital Markets, Inc., the fees of which (except for the limited obligation of Intelligroup under Section 2.2(a)(iii) of this Agreement) shall be paid by the Selling Shareholders.

3.28. NO OTHER AGREEMENTS TO SELL THE COMPANY OR THE ASSETS. Neither the Company nor any Selling Shareholder has any legal obligation, absolute or contingent, to any other Person to sell the Assets or to sell any capital stock of the Company or to effect any merger, consolidation or other reorganization of NPI or to enter into any agreement with respect thereto, except pursuant to this Agreement.

3.29. YEAR 2000 COMPLIANCE. The Company has reviewed its products, business, services and operations which could be adversely affected by the risk that computer applications developed, marketed, sold and delivered or used by the Company may be unable to recognize and properly perform date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The products, services, applications or other deliverables provided or delivered by the Company to, or on behalf of, its customers prior to the Closing Date, and the products, services, applications and other deliverables currently offered by the Company to, or on behalf of, its customers will not give rise to claims against the Company based upon the Year 2000 Problem based upon warranties applicable to the Company's products or services or statements made by the Company with respect to such products or services.

3.30 CERTAIN SECURITIES LAW REPRESENTATIONS. Each of the Selling Shareholders represents as follows with respect to the Intelligroup Shares to be acquired in connection with the Acquisition:

     (a) He has such knowledge and experience in financial business matters that he is capable of evaluating the merits and risks of the investment in the Intelligroup Shares;

     (b) He is receiving such shares for investment for his own account and not with a view to, or for resale in connection with, the distribution of other disposition thereof, other than as contemplated hereby;

     (c) He has been given the opportunity to obtain any information or documents relating to and ask questions and receive answers about, Intelligroup and the business and prospects of Intelligroup which he deems necessary to evaluate the merits and risks related to his investment in such shares and to verify the information received, and such person's knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his receipt of such shares;

     (d) His financial condition is such that he can afford to bear the economic risk of holding the shares for an indefinite period of time and has adequate means for providing for such person's current needs and contingencies and to suffer to complete loss of his investment in such shares; and

     (e) He has been advised that (i) Intelligroup's issuance of the Intelligroup Shares to the Selling Shareholders will not have been registered under the Securities Act, (ii) such shares may need to be held indefinitely, and such person must continue to bear the economic risk of the investment in such shares unless they are subsequently registered under the Securities Act or an exemption from such registration is available, (iii) there may not be a public market for such shares, (iv) when and if such shares may be disposed of without registration in reliance on Rule 144 promulgated under the Securities Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (v) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Securities Act and (vi) a restrictive legend in the following form shall be placed on the certificates representing such shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY INTELLIGROUP, INC., INTELLIGROUP, INC. SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

3.31 NPI NAME. The Company's use of the name "Network Publishing, Inc." has not infringed upon the right of any other party to the use of that name.

                                   ARTICLE 4.
                 REPRESENTATIONS AND WARRANTIES OF INTELLIGROUP

     As an inducement to the Selling Shareholders to enter into this Agreement, as of the date hereof and the Closing Date, Intelligroup represents and warrants to the Selling Shareholders as follows, which representations and warranties are, as of the date hereof, true and accurate:

4.1. ORGANIZATION. Intelligroup is a corporation duly organized under the laws of the State of New Jersey. Intelligroup has full corporate power and autority to conduct its business as it is presently being conducted and to own or lease, as applicable, the assets owned or leased by it. Intelligroup is duly qualified as a foreign corporation and is in good standing in each other jurisdiction in which such qualification is necessary under applicable law as a result of the conduct of its business or the ownership of its properties and where the failure to be so qualified would have a Material Adverse Effect on Intelligroup.

4.2. CAPITALIZATION. (a) There are 25,000,000 shares of Intelligroup Stock authorized under its Certificate of Incorporation, 12,667,875 of which were issued and outstanding as of September 30, 1998; 5,000,000 authorized shares of Preferred Stock, $0.01 par value, of Intelligroup ("Intelligroup Preferred Stock" and together with the Intelligroup Stock, the "Intelligroup Securities") authorized under its Certificate of Incorporation, none of which were issued and outstanding. Intelligroup has no other stock authorized, issued or outstanding.

      (b) As of September 30, 1998, there were (i) 2,200,000 shares of Intelligroup Stock reserved for issuance upon the exercise of options granted or available for grant under Intelligroup's 1996 Stock Plan (the "Intelligroup Options"), (ii) Intelligroup Options outstanding which represent the right to purchase an aggregate of 1,646,636 shares of Intelligroup Stock and (iii) 553,364 shares of Intelligroup Stock available for future grants of Intelligroup Options.

      (c) Except for the Intelligroup Options and shares of Intelligroup Preferred Stock listed above, and except for director options and warrants exercisable for not more than 140,000 shares, there are no outstanding options, warrants, convertible securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of Intelligroup. Except as set forth above, no shares of capital stock of Intelligroup are reserved for issuance.

      (d) All shares of Intelligroup Stock to be issued hereunder will be validly issued, fully paid and not subject to any preemptive rights created by statute, Intelligroup's Certificate of Incorporation or Bylaws or any Contract, and will have the same rights attaching to them as are attaching to any other shares of the same class issued by Intelligroup.

      (e) Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan or pending proposal for any redemption of stock of Intelligroup or any merger or consolidation of Intelligroup with or into any other entity.

4.3. AUTHORIZATION. Intelligroup has all necessary corporate power and authority to enter into this Agreement and has taken all action necessary to consummate the transactions contemplated hereby and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Intelligroup, and this Agreement is a valid and binding obligation of Intelligroup enforceable against Intelligroup in accordance with its terms, except that enforceability may be limited by the effect of (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

4.4. NO CONFLICT OR VIOLATION; CONSENTS. None of the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby, nor compliance by Intelligroup with any of the provisions hereof, will
(a) violate or conflict with any provision of Intelligroup's governing documents to the extent applicable, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice of passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its assets under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which Intelligroup is a party or by which Intelligroup is bound or to which any of their respective assets are subject, (c) violate any Regulation or Court Order applicable to Intelligroup or (d) impose any Encumbrance on any assets of Intelligroup. Except as set forth on Schedule 4.4, no notices to, declaration, filing or registration with, approvals or Consents of, or assignments by, any Persons (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by Intelligroup in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

4.5. REPORTS AND FINANCIAL STATEMENTS. Intelligroup has in a timely filed manner all reports required to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") or Securities Act (collectively, the "SEC Reports"), and has previously made available to the Selling Shareholders true and complete copies of all such SEC Reports. Such SEC Reports, as of their respective dates, complied in all materials respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and none of such SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Intelligroup, including the notes thereto, included in the SEC Reports have been prepared in accordance with GAAP consistently applied and fairly present the consolidated financial condition of Intelligroup as at the dates thereof and consolidated results of operations and cash flows for the periods then ended.

4.6. ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth on Schedule 4.6, since the Balance Sheet Date, there has not been any fact, event, circumstance or change affecting or relating to Intelligroup and its subsidiaries which has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the business of Intelligroup.

4.7. CERTAIN SECURITIES LAW REPRESENTATIONS. Intelligroup is not acquiring the NPI Shares with the intention of distributing or reselling the NPI Shares or any part thereof, or interest therein, in any transaction that would violate the securities laws of the United States of America or any state thereof, subject, without prejudice, however, to Intelligroup's right at all times to sell or otherwise dispose of all or any part of the NPI Shares under an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to any requirement of law that the disposition of Intelligroup's property be at all times within its control.

     Intelligroup agrees that until such time as such legend is no longer required under the applicable requirements of the Securities Act, the NPI Shares (and all securities issued in exchange therefor or substitution thereof) shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."

     Intelligroup further represents that no part of the funds to be used to purchase the NPI Shares to be purchased by Intelligroup constitutes assets allocated to any trust which contains the assets of any Employee Plan with respect to which the Company or any Affiliate is a party in interest or disqualified person.

     Intelligroup hereby represents that it is either (i) an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) or (ii) by reason of its business and financial experience, and the business and financial experience of those Persons, if any, retained by Intelligroup to advise Intelligroup with respect to its investment in the NPI Shares, Intelligroup, together with such advisors, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, Intelligroup is able to bear the economic risk of the prospective investment, and Intelligroup is able to afford a complete loss of the prospective investment.

4.8. FINANCIAL  CAPABILITY.   As of the Closing  Date,  Intelligroup  shall have
access to sufficient funds to purchase the NPI Shares and to satisfy all of its obligations under this Agreement and the transactions contemplated hereby.

4.9. BROKERS' FEES. Intelligroup has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Selling Shareholders could become liable or obligated.

                                   ARTICLE 5.
                            COVENANTS OF THE PARTIES

5.1. BY SELLING  SHAREHOLDERS.  As an inducement of  Intelligroup  to enter into
this  Agreement,   each  of  the  Selling   Shareholders   hereby  covenants  to
Intelligroup as follows:

     (a) From and after the date hereof, any and all amounts collected by or delivered to any of the Selling Shareholders or any of their Affiliates which are due to the Company, including any receivables listed on Schedule 3.25(a) and any subsequent receivables derived since the Balance Sheet Date, shall be promptly paid to the Company within ten days of receipt thereof by such Selling Shareholders. Notwithstanding the foregoing, in no event shall any Selling
Shareholder be required to pay any such amount prior to the Closing, but all amounts collected by or delivered to any of such Selling Shareholders or their Affiliates after the date hereof but prior to the Closing Date shall be paid to the Company at the Closing.

     (b) The Selling Shareholders shall deliver to Intelligroup the consolidated balance sheet of the Company as of the Closing Date (the "Closing Balance Sheet") as soon as practicable after the Closing Date, but in no event later than twenty five (25) days after the Closing Date. The Closing Balance Sheet shall be complete and accurate in all material respects, shall be consistent with the Books and Records and shall fairly present the Assets and Liabilities and financial condition of the Company as of the Closing Date. The parties shall mutually agree upon the Closing Balance Sheet. The Net Asset Value reflected in the Closing Balance Sheet shall not materially differ from Net Asset Value reflected in the Balance Sheet.

     (c) The Selling Shareholders will take all necessary actions, corporate or otherwise, required to fulfill their obligations under this Agreement and the transactions contemplated hereunder.

     (d) The Company and Selling Shareholders shall use their best efforts to cause each Option Holder at the Closing to exercise his or her Options, to agree to the termination of his or her unvested Options, and to enter into the Option Holder's Stock Purchase Agreement.

5.2. BY INTELLIGROUP. As an inducement of the Selling Shareholders to enter into this Agreement, Intelligroup hereby covenants to the Selling Shareholders that it will take all necessary actions, corporate or otherwise, required to fulfill its obligations under this Agreement and the transactions contemplated hereunder.

5.3. CONDUCT OF BUSINESS. From the date hereof through the Closing, NPI and the Selling Shareholders shall, except as contemplated by this Agreement, or as consented to by Intelligroup in writing, operate the Business in the ordinary course of business and in accordance with past practice and will not take any action inconsistent with this Agreement, the transactions contemplated hereby or the consummation of the Closing. Without limiting the generality of the foregoing, NPI shall not and the Selling Shareholders shall not cause or permit NPI to, except as specifically contemplated by this Agreement or as consented to by Intelligroup in writing:

     (a) incur any indebtedness for borrowed money, or assume, guarantee, endorse (other than endorsements for deposit or collection in the ordinary course of business), or otherwise become responsible for obligations of any other Person;

     (b) issue or commit to issue any shares of its capital stock or any other securities or any securities convertible into shares of its capital stock or any other securities, including, without limitation, any options to acquire capital stock;

     (c) pay or incur any obligation to pay any dividend on its capital stock or make or incur any obligation to make any distribution or redemption with respect to capital stock;

     (d) make any change to NPI's or any of its Subsidiaries' Certificate of Incorporation or Bylaws;

     (e) mortgage, pledge or otherwise encumber any Assets or sell, transfer, license or otherwise dispose of any Assets except for the licensing of NPI's products and services in the ordinary course of business and consistent with past practice;

     (f) cancel, release or assign any indebtedness owed to it or any claims or rights held by it, except in the ordinary course of business and consistent with past practice;

     (g) make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person;

     (h) terminate any material Contract or make any change in any material Contract;

     (i) enter into or modify any employment Contract, (ii) pay any compensation to or for any Employee, officer or director other than in the ordinary course of business and pursuant to existing employment arrangements, (iii) pay or agree to pay any bonus, incentive compensation, service award or other like benefit or
(iv) enter into or modify any other Employee Plan, in each case in a manner inconsistent with any written guidelines provided by Intelligroup to the Company;

     (j) enter into or modify any Contract with a Related Party;

     (k) declare any dividend or make any payment or distribution to the Selling Shareholders or redeem or purchase any shares of its capital stock;

     (l) make any change in any method of accounting or accounting practice;

     (m) fail to pursue the development and introduction of new products and technology advances in connection with the Business on a basis consistent with past practice;

     (n) fail to comply with all Regulations applicable to the Assets and the Business consistent with past practices;

     (o) fail to use its commercially reasonable efforts to (i) maintain the Business, (ii) retain the Employees so that such Employees will remain available to the Company and Intelligroup on and after the Closing Date (provided that NPI shall not be required by this

Section 5.3(o) to enter into any employment agreement with any Employee), (iii) maintain existing relationships with suppliers and customers and others having business dealings with NPI and (iv) otherwise to preserve the goodwill of the Business so that such relationships and goodwill will be preserved on and after the Closing Date; or

     (p) do any other act which would cause any representation or warranty of NPI or the Selling Shareholders in this Agreement to be or become untrue in any material respect or that is not in the ordinary course of business consistent with past practice.

5.4. INVESTIGATION BY INTELLIGROUP. Subject to the Confidentiality Agreement, from the date hereof through the Closing Date, NPI shall, and shall cause its officers, Employees and Representatives to, afford the Representatives of Intelligroup and its Affiliates access upon reasonable notice and at all reasonable times to its Business for the purpose of inspecting the same, and to its officers, Employees and Representatives, properties, Books and Records, Contracts and other Assets, and shall furnish Intelligroup and its Representatives, upon reasonable notice and in a timely manner, all financial, operating and other data and information (including with respect to Proprietary Rights) as Intelligroup or its affiliates, through their respective Representatives, may reasonably request.

5.5. NOTIFICATION OF CERTAIN MATTERS. NPI and the Selling Shareholders shall give prompt notice to Intelligroup of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty of NPI or any Selling Shareholder contained in this Agreement to be untrue or inaccurate in any material respect and (ii) any material failure of NPI or any Selling Shareholder to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or to satisfy any condition. NPI and the Selling Shareholders shall promptly notify Intelligroup of any Default, the threat or commencement of any Action, or any development that occurs before the Closing that could reasonably be expected to result in a NPI Material Adverse Effect.

5.6. NO MERGERS, CONSOLIDATIONS, SALE OF STOCK, ETC. Neither NPI nor any Selling Shareholder will, directly or indirectly, (a) solicit any inquiries or proposals or enter into or continue any discussions, negotiations or agreements relating to (i) the sale or exchange of NPI's capital stock, (ii) the merger of NPI with, or the direct or indirect disposition of a significant amount of the Assets or the Business to, any Person other than Intelligroup or its Affiliates or (iii) the licensing of NPI's Proprietary Rights to any Person other than in the ordinary course of business consistent with past practice or (b) provide any assistance or any information to or otherwise cooperate with any Person in connection with any such inquiry, proposal or transaction. NPI and the Selling Shareholders hereby represent that neither NPI nor any Selling Shareholder is now engaged in discussions or negotiations with any party other than Intelligroup with respect to any transaction of the kind described in clauses
(a) (i) through (a) (iii) of the preceding sentence (a "Proposed Acquisition Transaction"). NPI and each Selling Shareholder agrees not to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which any of them is a party. NPI and the Selling Shareholders shall (w) immediately notify Intelligroup (orally and in writing) if any offer is made, any discussions or negotiations are sought to be initiated, any inquiry, proposal or contact is made or any information is requested with respect to any Proposed Acquisition Transaction,
(x) promptly notify Intelligroup of the terms of any proposal which it may receive in respect of any such Proposed Acquisition Transaction, including, without limitation, the identity of the prospective purchaser or soliciting party, (y) promptly provide Intelligroup with a copy of any such offer, if written, or a written summary (in reasonable detail) of such offer, if not in writing, and (z) keep Intelligroup informed of the status of such offer and the offeror's efforts and activities with respect thereto. Notwithstanding anything herein to the contrary, the Selling Shareholders and NPI agree to continue to be bound by the no shopping provisions of the letter of intent dated November 18, 1998.

                                   ARTICLE 6.
               CONDITIONS TO THE SELLING SHAREHOLDERS' OBLIGATIONS

     The obligation of the Selling Shareholders to effect the Acquisition and complete the related transactions contemplated by this Agreement are subject, in the discretion of the Selling Shareholders, to the satisfaction, on or prior to the Closing Date, of each of the following conditions or the waiver of such conditions by the Selling Shareholders:

6.1. REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of Intelligroup contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, and Intelligroup shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Closing Date. There shall be delivered to the Selling Shareholders a certificate signed by a senior officer of Intelligroup to the foregoing effect ("Intelligroup Closing Certificate").

6.2. CONSENTS. All Consents, approvals and waivers from governmental authorities and other parties necessary to permit Intelligroup to consummate the Acquisition as contemplated hereby shall have been obtained. The Selling Shareholders shall be satisfied that all approvals required under any Regulations to permit Intelligroup to carry out the transactions contemplated by this Agreement shall have been obtained.

6.3. NO COURT ORDERS. No Action by any court, Governmental Authority or other Person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to damage the Selling Shareholders materially if the transactions contemplated hereby are consummated. There shall not be any Regulation or Court Order that makes the acquisition of the NPI Shares contemplated hereby illegal or otherwise prohibited.

6.4. CLOSING  DOCUMENTS.   Intelligroup  shall  have  delivered  to the  Selling
Shareholders the documents and other items described in Section 9.2 and such other documents and items as the Selling Shareholders may reasonably require.

6.5 OPTION HOLDERS. Each Option Holder shall have entered into an Option Holder's Stock Purchase Agreement and shall have performed all of his or her obligations to be performed thereunder on the Closing Date. All options shall have terminated.

6.6 EMPLOYMENT AGREEMENTS. Intelligroup shall have executed and delivered an Employment Agreement with the Selling Shareholders in the form set forth in Exhibit A and otherwise in form and substance satisfactory to the Selling Shareholders.

                                   ARTICLE 7.
                    CONDITIONS TO INTELLIGROUP'S OBLIGATIONS

     The obligation of Intelligroup to effect the Acquisition and complete the related transactions contemplated by this Agreement are subject, in the discretion of Intelligroup, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, or the waiver of such conditions by
Intelligroup:

7.1. REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of each of the Selling Shareholders and the Company contained in this Agreement shall be true and correct at and as of the Closing Date, and the Selling Shareholders and the Company shall have performed in all material respects all agreements and covenants required hereby to be performed prior to or at the Closing Date. There shall be delivered to Intelligroup a certificate signed by each of the Selling Shareholders (the "Selling Shareholders Closing Certificate") and by the Company (the "Company Closing Certificate") to the foregoing effect.

7.2. CONSENTS. All Consents, approvals and waivers from governmental authorities and other parties necessary to permit each of the Selling Shareholders and the Company to consummate the Acquisition as contemplated hereby and for the operation of the Business after the Closing (including all required third party consents under the Contracts) shall have been obtained. Intelligroup shall be satisfied that all approvals required under any Regulations to permit the Selling Shareholders and the Company to carry out the transactions contemplated by this Agreement shall have been obtained.

7.3. NO ACTIONS OR COURT ORDERS. No Action by any court, Governmental Authority or other Person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to damage Intelligroup, the Assets or the Business materially if the transactions contemplated hereby or thereby are consummated, including any material adverse effect on the right or ability of Intelligroup to own or control or transfer NPI Shares after the Closing. There shall not be any Regulation or Court Order that makes the acquisition of the NPI Shares contemplated hereby illegal or otherwise prohibited or that otherwise may have a Material Adverse Effect on the Company.

7.4. CLOSING  DOCUMENTS.   The  Selling  Shareholders  shall have  delivered  to
Intelligroup the documents and other items described in Section 9.1 and such other documents and items as Intelligroup may reasonably require.

7.5. INDEBTEDNESS. Except as set forth on Schedule 7.5, on the Closing Date, immediately prior to the Closing, there shall be no indebtedness on the Company's balance sheet other than payables and accrued expenses incurred by the Company in the ordinary course of business consistent with past practice and Notes Payable which had an aggregate principal amount outstanding on December 4, 1998 of $752,351.24. In addition, the aggregate amount of cash, cash equivalents and accounts receivable on the Company's balance sheet as of the Closing Date shall exceed its accounts payable.

7.6. BOARD OF DIRECTORS APPROVAL. The Acquisition shall have been approved by appropriate action of the Board of Directors of Intelligroup.

7.7.  TAX MATTERS.

     (a) No new elections with respect to Taxes, or changes in current elections with respect to Taxes, affecting the Company shall have been made without the prior written consent of Intelligroup, which consent shall not be unreasonably withheld.

     (b) The Selling Shareholders on the Closing Date shall have provided Intelligroup with all forms, certificates and/or other instruments required to pay any stamp or transfer taxes arising from the transactions contemplated by this Agreement.

     (c) Each Selling Shareholder and Option Holder shall have delivered to Intelligroup a certification of non-foreign status as contemplated under Section 1.1445-2(b)(2) of the Treasury Regulations, certifying that he or she is not a foreign person

7.8. MATERIAL ADVERSE CHANGE. There shall not have been any Material Adverse Change of the Company.

7.9. EXEMPTION UNDER FEDERAL AND STATE SECURITIES LAWS. The issuance of shares of Intelligroup Stock pursuant to the terms hereof shall not violate any U.S. federal or state securities laws.

7.10. COMPLETION OF INTELLIGROUP DILIGENCE. Intelligroup shall have completed its business and legal due diligence to its satisfaction, in its sole judgment.

7.11 OPTION HOLDERS. Each Option Holder shall have entered into the Option Holder's Stock Purchase Agreement and shall have performed all of his or her obligations to be performed thereunder on the Closing Date. All Options shall have terminated.

7.12 EMPLOYMENT AGREEMENTS. The Selling Shareholders shall have executed and delivered an Employment Agreement in form set forth in Exhibit A and otherwise
                                                         ---------
in form and substance satisfactory to Intelligroup.

                                   ARTICLE 8.
                                  TAX MATTERS

8.1  INFORMATION  AND   ASSISTANCE.   Intelligroup   and  each  of  the  Selling
Shareholders agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to the Company as is reasonably necessary for the filing of any return, for the preparation for any audit, and for the prosecution of the defense of any claim, suit, or proceeding relating to any proposed adjustment. Intelligroup and each Selling Shareholder shall cooperate with each other in the conduct of any audit or other proceedings involving the Company for any tax purposes.

                                   ARTICLE 9.
                                    CLOSING

     On the Closing Date at the place of Closing:

9.1. DELIVERIES BY THE SELLING SHAREHOLDERS TO INTELLIGROUP. The Selling Shareholders shall deliver (or cause to be delivered) to Intelligroup:

     (a) any Consents required to be obtained by the Selling Shareholders and/or the Company;

     (b) the Selling Shareholder Closing Certificate and the Company Closing Certificate;

     (c) an opinion of Stirba & Hathaway, P.C., counsel to the Selling Shareholders, dated as of the Closing Date, in a form reasonably satisfactory to Intelligroup and its counsel;

     (d) duly executed stock powers with respect to the NPI Shares in favor of Intelligroup;

     (e) the share certificates evidencing the NPI Shares;

     (f) all the Books and Records material to the Company;

     (g) the books of unissued stock certificates of the Company;

     (h) the Certificates of Incorporation and By-laws and Articles of the Company;

     (i) resignation of all members of the Board of Directors of NPI;

     (j) Option Holder's Stock Purchase Agreements executed by each Option Holder; and

     (k) such other documents and certificates duly executed as may reasonably be requested by Intelligroup prior to the Closing Date.

9.2. DELIVERIES BY INTELLIGROUP TO THE SELLING SHAREHOLDERS. Intelligroup shall deliver to the Selling Shareholders, or any other appropriate Persons:

     (a) any Consents required to be obtained by Intelligroup;

     (b) the Intelligroup Closing Certificate;

     (c) an opinion of Buchanan Ingersoll Professional Corporation, counsel to Intelligroup, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Shareholders and their counsel;

     (d) the amounts required to be delivered at the Closing pursuant to Sections 2.2(a) and (b); and

     (e) such other documents and certificates duly executed as may reasonably be requested by the Selling Shareholders prior to the Closing Date.

                                   ARTICLE 10.
                         CERTAIN POST-CLOSING AGREEMENTS

10.1. PROPRIETARY INFORMATION.

     (a) The Selling Shareholders shall hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business, and shall not disclose, publish or make use of the same without the consent of Intelligroup, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by any of the Selling Shareholders or by any other persons who have agreed not to disclose, publish or make use of such information.

     (b) The Selling Shareholders agree that the remedy at law for any breach of this Section 10.1 would be inadequate and that Intelligroup shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 10.1.

10.2. NO SOLICITATION OR HIRING OF FORMER EMPLOYEES. Except as provided by law or with the written consent of Intelligroup, for a period of two years after the date hereof, each Selling Shareholder agrees that he shall not directly or indirectly solicit any person who was an Employee of the Company on the date hereof or on the Closing Date, and has been employed, and not terminated without cause, by the Company or Intelligroup, to terminate his or her employment with the Company or Intelligroup or to become an employee of any entity directly or indirectly owned or controlled by a Selling Shareholder or an entity that employs a Selling Shareholder or their respective Affiliates or hire any person who was such an employee on the date hereof or on the Closing Date.

10.3. NON-COMPETITION AGREEMENT.

     (a) For a period of three (3) years after the date hereof, neither any Selling Shareholder nor any Affiliate thereof shall directly or indirectly (i) market, sell or perform web-
site design and front-end application solutions services such as are offered or conducted by the Company on the date hereof or on the Closing Date or (ii) engage in, manage, operate, be connected with or acquire any interest in, as an advisor, agent, owner, partner, co-venturer, principal, director, shareholder, lender or otherwise, any business competitive with the Company with respect to the Company's web-site design and front-end application solutions services as conducted on the date hereof or on the Closing Date (a "Competitive Business"), except that any of the Selling Shareholders and his Affiliates may own, in the aggregate, not more than 1% of the outstanding shares of any publicly held corporation which is a Competitive Business which has shares listed for trading on a securities exchange registered with the Securities and Exchange Commission or through the automatic quotation system of a registered securities association.

     (b) The parties hereto agree that, due to the nature of the Business, the duration and geographic scope of the non-competition provision set forth in this
Section 10.3 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. Each Selling Shareholder agrees that damages are an inadequate remedy for any breach of this provision and that Intelligroup shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision. If any Selling Shareholder or any Affiliate shall violate this
Section 10.3, the duration of this Section 10.3 automatically shall be extended as against such violating party for a period equal to the period during which such party shall have been in violation of this Section 10.3. The covenants contained in this Section 10.3 are deemed to be material and Intelligroup is entering into this Agreement relying on such covenants.

10.4 GUARANTY AGREEMENTS. Intelligroup shall use all commercially reasonable efforts to arrange for the termination of the individual guaranties by the Selling Shareholders and their spouses of the Company's indebteness to Zions First National Bank and First Security Bank (the "Guaranty Agreements"). Until such time as the Guaranty Agreements are terminated, Intelligroup shall take all such action as is necessary to ensure that no payments are required to be made under the Guaranty Agreements by the Selling Shareholders or their spouses with respect to payments required to be made on the underlying indebtedness for the period after the Closing Date.

10.5 REGISTRATION OF INTELLIGROUP SHARES.

     (a) On or before April 30,  2000,  Intelligroup  will use all  commercially reasonable efforts to file a registration statement on Form S-3 (or any successor or similar form) permitting the resale of the Intelligroup Shares by the Selling Shareholders. Intelligroup shall also use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Selling Shareholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions. Subsequent to such filings, Intelligroup shall use all reasonable efforts to cause such registration statement, registrations, and qualifications to become effective and keep such registration statement, registrations, and qualifications effective until such time as the Intelligroup Shares may be sold pursuant to Rule 144 of the Securities and Exchange Commission.

     (b) It shall be a condition precedent to the obligations of Intelligroup under this Section that the Selling Shareholders shall furnish to the Intelligroup such information regarding themselves, the Intelligroup Shares held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Intelligroup Shares.

     (c) To the extent permitted by law, each Selling Shareholder will indemnify and hold harmless Intelligroup, each of its directors, officers, and legal counsel and each person, if any, who controls Intelligroup within the meaning of the Securities Act of 1933, as amended (the "Securities Act") against any losses, claims, damages or liabilities (joint or several) to which Intelligroup or any such director, officer, legal counsel and controlling person may become subject under the Securities Act, the Securities Exchange Act of 1934 or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any written information furnished by such Selling Shareholder for use in a registration statement pursuant to this Section and each such Selling Shareholder will reimburse any legal or other expenses reasonably incurred by Intelligroup or any such director, officer, legal counsel or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.


10.6. [INTENTIONALLY OMITTED]


10.7 CONTINUATION OF BUSINESS. From the Closing Date until December 31, 1999, Intelligroup shall not, without the consent of the Selling Shareholders, cause the Company to abandon any substantial part of the Company's Business as it is conducted by the Company on the Closing Date, which abandonment is likely to result in a Material Adverse Effect. In the event that a Selling Shareholder believes that Intelligroup has taken any action which breaches its obligation under this Section, he will provide Intelligroup with written notice thereof as soon as practicable after he becomes aware of such action.

                                   ARTICLE 11.
                                 INDEMNIFICATION

11.1. SURVIVAL OF REPRESENTATIONS, ETC. All statements by a party contained in this Agreement and any schedule attached hereto shall be deemed to be representations and warranties by such party hereunder. The representations and warranties contained herein shall survive the Closing Date (and claims based upon or arising out of such representations and warranties, as well as any claims based upon or arising out of any covenants and agreements herein or made hereunder, may be asserted at any time before the date which shall be) until the first anniversary of the Closing Date; provided, however, the Selling Shareholders' representations and warranties in Section 3.3 (Ownership of Capital Stock; Title), Section 3.10 (Environmental Matters), Section 3.19 (Employee Plans) Section 3.23 (Tax Matters), and Section 3.27 (Brokers; Transaction Costs) shall survive until the expiration of the applicable statute of limitations (with extensions) with respect to the matters addressed in such sections and the Selling Shareholders' representations and warranties in Section 3.29 (Year 2000 Compliance) shall survive until March 31, 2000. No investigation made by any of the parties hereto (whether prior to, on or after the Closing Date) shall in any way limit the representations and warranties of the parties. On the Closing Date, all representations and warranties contained in this Agreement and made by the Company and the Selling Shareholders shall expire as to the Company and thereafter will be deemed to have been made exclusively by the Selling Shareholders. The termination of the representations and warranties provided herein shall not affect the rights of a party in respect of any claim made by such party in a writing received by the other party prior to the expiration of the applicable survival period provided herein.

11.2. INDEMNIFICATION.

      General.
      -------

      (a) Subsequent to the Closing, the Selling Shareholders shall indemnify Intelligroup, its Affiliates, and each of their respective officers, directors, employees, shareholders and agents ("Intelligroup Indemnified Parties") against, and hold each of the Intelligroup Indemnified Parties harmless from, any damage, claim, loss, cost, liability or expense, including without limitation, interest, penalties, reasonable attorneys' fees and expenses of investigation, diminution of value, response action, removal action or remedial action (collectively "Damages") incurred by any such Intelligroup Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of the Selling Shareholders or the Company contained in this Agreement or any schedule hereto or in any certificate or instrument of conveyance delivered by or on behalf of the Selling Shareholders or the Company or any such holder pursuant to this Agreement or in connection with the transactions contemplated hereby; provided, however, that the indemnity provisions set forth in this
Section 11.2(a) shall not become effective until such time as the Damages exceed $25,000, and only with respect to such excess over $25,000, in which case Intelligroup Indemnified Parties shall be entitled to Damages in the aggregate amount up to the consideration paid or payable by Intelligroup pursuant to
Section 2.2 of this Agreement and pursuant to the Option Holder's Stock Purchase Agreements.

      (b) In the event the Net Asset Value reflected in the Closing Balance Sheet is less than the Net Asset Value reflected in the Balance Sheet by an amount greater than $25,000, the Selling Shareholders shall pay to Intelligroup the amount of such deficiency (over $25,000) in cash within thirty days after the date the Closing Balance Sheet has been delivered to Intelligroup.

      (c) Subsequent to the Closing, Intelligroup shall indemnify the Selling Shareholders, its Affiliates, and each of their respective officers, directors, employees, shareholders and agents ("the Selling Shareholder Indemnified Parties"), against, and hold each of the Selling Shareholder Indemnified Parties harmless from, any Damages incurred by such the Selling Shareholder Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of Intelligroup contained in this Agreement, any schedule or in any certificate or instrument of conveyance delivered by or on behalf of Intelligroup pursuant to this Agreement or in connection with the transactions contemplated hereby; provided, however, that the indemnity provisions set forth in this Section 11.2(d) shall not become effective until such time as the Damages exceed $25,000, and only with respect to such excess over $25,000, in which case the Selling Shareholder Indemnified Parties shall be entitled to Damages in the amount up to $2,000,000 in the aggregate.

     The term "Damages" as used in this Section 11.2 is not limited to matters asserted by third parties against the Selling Shareholder Indemnified Parties or Intelligroup Indemnified Parties, as the case may be, but includes Damages incurred or sustained by such persons in the absence of third party claims. Notwithstanding the foregoing, none of the parties hereto shall be liable for any special, indirect, incidental or consequential Damages.

11.3. NO RIGHT OF CONTRIBUTION. After the Closing, the Selling Shareholders shall not have any right of contribution against Intelligroup or the Company for any breach of any representation, warranty, covenant or agreement of the Company.

11.4. PROCEDURE FOR CLAIMS. If a claim for Damages (a "Claim") is to be made under this Article 11 by a person entitled to indemnification hereunder, the person claiming such indemnification (the "Indemnified Party") shall give written notice (a "Claim Notice") to the indemnifying person (the "Indemnifying Party") as soon as practicable after the Indemnified Party becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under Section 11.2. The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except and only to the extent that, the Indemnifying Party demonstrates actual material damage caused by such failure. In the case of a Claim involving the assertion of a claim by a third party (whether pursuant to a lawsuit or other legal action or otherwise, a "Third-Party Claim"), if the Indemnifying Party shall acknowledge in writing to the Indemnified Party that the Indemnifying Party shall be obligated to indemnify the Indemnified Party under the terms of its indemnity hereunder in connection with such Third-Party Claim, then (A) the Indemnifying Party shall be entitled and, if it so elects, shall be obligated at its own cost, risk and expense, (1) to take control of the defense and investigation of such Third-Party Claim and (2) to pursue the defense thereof in good faith by appropriate actions or proceedings promptly taken or instituted and diligently pursued, including, without limitation, to employ and engage attorneys of its own choice reasonably acceptable to the Indemnified Party to handle and defend the same, and (B) the Indemnifying Party shall be entitled (but not obligated), if it so elects, to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party, such consent not to be unreasonably withheld. In the event the Indemnifying Party elects to assume control of the defense and investigation of such lawsuit or other legal action in accordance with this
Section 11.4, the Indemnified Party may, at its own cost and expense, participate in the investigation, trial and defense of such Third-Party Claim; provided that, if the named persons to a lawsuit or other legal action include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall be entitled, at the Indemnifying Party's reasonable cost, risk and expense, to separate counsel of its own choosing. If the Indemnifying Party fails to assume the defense of such Third-Party Claim in accordance with this Section 11.4 within ten (10) calendar days after receipt of the Claim Notice, the Indemnified Party against which such Third-Party Claim has been asserted shall (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake the defense, compromise and settlement of such Third-Party Claim. In the event the Indemnifying Party assumes the defense of the claim, the Indemnifying Party shall keep the Indemnified Party reasonably informed of the progress of any such defense, compromise or settlement, and in the event the Indemnified Party assumes the defense of the claim, the Indemnified Party shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall be liable for any settlement of any Third-Party Claim effected pursuant to and in accordance with this Section 11.4 and for any final judgment (subject to any right of appeal), and the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any and all Damages by reason of such settlement or judgment.

                                   ARTICLE 12.
                                  MISCELLANEOUS

12.1. ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the Selling Shareholders without the prior written consent of Intelligroup, or by Intelligroup without the prior written consent of the Selling Shareholders.

12.2. NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered in person or by courier, telegraphed, telexed, sent by facsimile transmission, sent via overnight delivery service or mailed by registered or certified mail (such notice to be effective upon receipt), as follows:

     If to the Selling Shareholders:

            To the addresses set forth on Schedule A

     With a copy to:

            Benson L. Hathaway, Jr., Esquire
            Stirba & Hathaway
            215 South State Street, Suite 1150
            Salt Lake City, Utah 84111
            Fax: (801) 364-8355

     If to Intelligroup:

            Intelligroup, Inc.
            499 Thornall Street
            Edison, New Jersey 08837
            Fax:  (732) 590-1660
            Attention:  Gerard E. Dorsey, Chief Financial Officer

     With a copy to:

            Buchanan Ingersoll Professional Corporation
            500 College Road East
            Princeton, New Jersey 08540
            Fax:  (609) 520-0360
            Attention:  David J. Sorin, Esquire

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

12.3. CHOICE OF LAW. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New Jersey except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern and in respect of such matters the parties hereby submit to the authority of the courts of such jurisdiction.

12.4. DESCRIPTIVE HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.5. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, together with all exhibits and schedules hereto, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

12.6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.7. INVALIDITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

12.8. EXPENSES. Each party will be liable for its own expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

12.9. PUBLICITY. Except as required by law or on advice of counsel, neither party shall issue any press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the other parties, and the parties hereto shall issue a mutually acceptable press release as soon as practicable after the date hereof and after the Closing Date. Notwithstanding the foregoing, either party shall be permitted to make any public statement without obtaining the consent of any other party hereto if (i) the disclosure is required by law and (ii) such party has first used its reasonable efforts to consult with (but not to obtain the consent of) the other parties about the form and substance of such disclosure.

12.10. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation, except as specifically set forth in Article 11 hereof.

12.11. TERMINATION.

      (a)  Termination.  This  Agreement  may be terminated at any time prior to
           -----------
Closing:

           (i) By mutual written consent of Intelligroup and the Selling Shareholders;

           (ii) By Intelligroup or the Selling Shareholders, by written notice to the other party, if the Closing shall not have occurred on or before February 15, 1999; provided, however, that this provision shall not be available to
            --------   -------
     Intelligroup if the Selling Shareholders have the right to terminate this Agreement under clause (iv) of this Section 12.11(a) and this provision shall not be available to the Selling Shareholders if Intelligroup has the right to terminate this Agreement under clause (iii) of this Section 12.11(a);

          (iii) By Intelligroup, by written notice to the Selling Shareholders, if there is a material breach of any representation or warranty set forth in Article 3 hereof or any covenant or agreement to be complied with or performed by the Company or the Selling Shareholders pursuant to the terms of this Agreement or the failure of a condition set forth in Article 7 to be satisfied (and such condition is not waived in writing by Intelligroup) on or prior to the Closing Date, or the occurrence of any event which results or would result in the failure of a condition set forth in Article 7 to be satisfied on or prior to the Closing Date; or

          (iv) By the Selling Shareholders, by written notice to Intelligroup, if there is a material breach of any representation or warranty set forth in Article 4 hereof or of any covenant or agreement to be complied with or performed by Intelligroup pursuant to the terms of this Agreement or the failure of a condition set forth in Article 6 to be satisfied (and such condition is not waived in writing by the Selling Shareholders) on or prior to the Closing Date, or the occurrence of any event which results or would result in the failure of a condition set forth in Article 6 to be satisfied on or prior to the Closing Date.

     (b) In the  Event  of  Termination.  In the  event of  termination  of this
         ------------------------------
Agreement:

          (i) Each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

          (ii) The provisions of the Confidentiality Agreement shall continue in full force and effect; and

          (iii) No party hereto shall have any liability or further obligation to any other party to this Agreement, except as stated in subsections (i),
     (ii) and (iii) of this Section 12.11(b), except for any willful breach of this Agreement occurring prior to the proper termination of this Agreement. The foregoing provisions shall not limit or restrict the availability of specific performance or other injunctive relief to the extent that specific performance or such other relief would otherwise be available to a party hereunder.

      IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement or caused this Agreement to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.


                              INTELLIGROUP, INC.,
                              a New Jersey corporation


                              By:     /s/ Stephen A. Carns
                                      ---------------------------------------
                              Name:   Stephen A. Carns
                              Title:  President and Chief Executive Officer



                              NETWORK PUBLISHING, INC.,
                              a Utah corporation


                              By:     /s/ Richard Maw
                                      ---------------------------------------
                              Name:   Richard Maw
                              Title:  President


                              THE SELLING SHAREHOLDERS


                              /s/ Richard Maw
                              -----------------------------------------------
                              Richard Maw


                              /s/ Michael Donahue
                              -----------------------------------------------
                              Michael Donahue


                              /s/ Richard Farr
                              -----------------------------------------------
                              Richard Farr